UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 27, 2022 (July 21, 2022)

CLARIVATE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation or organization)

001-38911

(Commission File Number)

N/A

(I.R.S. Employer Identification No.)

70 St. Mary Axe

London EC3A 8BE
United Kingdom

(Address of Principal Executive Offices)

(44) 207-433-4000

 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	CLVT	New York Stock Exchange
5.25% Series A Mandatory Convertible Preferred Shares, no par value	CLVT PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

Effective July 21, 2022, Clarivate Plc (“Clarivate” or “we” or “us” or “our”) elected Dr. Wendell E. Pritchett as a new member of our Board. In connection with Dr. Pritchett’s election, our Board adopted a resolution to increase the number of our directors from 14 to 15 members. There are no arrangements or understandings between Dr. Pritchett and any other persons pursuant to which he was elected as a director of Clarivate. Dr. Pritchett is not a party to any current or proposed transaction with us for which disclosure is required under Item 404(a) of Regulation S-K. Dr. Pritchett will receive compensation as a non-employee director as described in our 2022 Proxy Statement filed with the Securities and Exchange Commission on April 7, 2022.

Dr. Wendell E. Pritchett (58) is the Riepe Presidential Professor of Law and Education at the University of Pennsylvania. Dr. Pritchett previously served as the Interim President of the University of Pennsylvania from February 2022 to June 2022 and as the University Provost from 2017 to 2021. In 2018, he was appointed Chairman of the Nominating Panel of the Philadelphia School Board by Philadelphia Mayor James Kenney. Dr. Pritchett first joined the University of Pennsylvania Law faculty in 2002 and served as Interim Dean and Presidential Professor from 2014 to 2015 and as associate dean for academic affairs from 2006 to 2007. A professor at the University of Pennsylvania School of Law from 2001 to 2009, Dr. Pritchett also served as Chancellor of Rutgers-Camden from 2009 to 2014, and in 2008 served as Deputy Chief of Staff and Director of Policy for Philadelphia Mayor Michael Nutter, who also appointed him to the School Reform Commission, where he served from 2011 to 2014. Dr. Pritchett served as Chair of the Redevelopment Authority of Philadelphia and as President of the Philadelphia Housing Development Corporation from 2008 to 2011. Dr. Pritchett is a member of the board of directors of Toll Brothers, Inc. Dr. Pritchett earned his Ph.D. in history from the University of Pennsylvania in 1997, a J.D. from Yale Law School in 1991 and a B.A. in political science from Brown University in 1986.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

No.	Description
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: July 27, 2022	By:	/s/ Jerre Stead
Name: Jerre Stead
Executive Chair and Chief Executive Officer